Exhibit 10.2

AMENDMENT TO LEASE

This Amendment is made as of February 23, 2007, by and between 2150 CABOT LLC (hereinafter “Landlord”) and HYDROGEL DESIGN SYSTEMS, INC, (hereinafter “Tenant”).

WHEREAS, Landlord and Tenant are parties to a certain Assignment and Amended and Restated Net Lease, dated January 25, 2002 (the “Original Lease”), as amended by a document entitled “AMENDMENT NO. 1 TO SCHEDULE “A” OF ASSIGNMENT AND AMENDED AND RESTATED LEASE” (the “Prior Amendment”) dated as of September 30, 2002; the Original Lease and the Prior Amendment, collectively being hereinafter called the “Lease;” and

WHEREAS, the parties hereto desire to provide for the Tenant to have certain options to extend the term of the Lease; and

WHEREAS, the parties hereto desire to correct certain errors and clarify certain ambiguities in the Lease;

NOW THEREFORE, the parties hereto agree as follows:

1.          Landlord hereby grants to Tenant two (2) consecutive options (“Options”) to renew the Lease Term at the end of the initial term of the Lease for additional five (5) year periods each (“Renewal Terms”), on the same terms, conditions and covenants set forth in this Lease, except as provided below. The Options shall be exercised only by written notice delivered to Landlord at least one hundred and eighty (180) days before the expiration of the then-current term of this Lease. If Tenant fails to deliver to Landlord written notice of the exercise of either such Option within the prescribed time period, such Option shall lapse, there shall be no further right to renew the Lease Term and this Lease shall, automatically terminate at the end of the then-current term. The Options shall be exercisable by Tenant on the express condition that at the time of the exercise, and at all times prior to the commencement of the Renewal Term, Tenant shall not be in default under any of the provisions of this Lease beyond any cure periods contained in actual notices given or under the Lease. There shall be no further right of renewal beyond the Renewal Terms and the Options shall apply to all (and not less than all) of the Premises then leased hereunder.

1

For a period of fifteen (15) days following each Option notice date, Landlord and Tenant shall negotiate in good faith an amount which represents the fair market rental value of the Premises for the Renewal Term (“Fair Market Rental Value”). If, after such fifteen (15) day period, Landlord and Tenant are unable to agree on the Fair Market Rental Value, then, if Tenant so elects, Landlord and Tenant shall each choose a licensed commercial real estate appraiser having at least ten (10) years experience in appraising commercial real estate in southeastern Pennsylvania. Each appraiser chosen by Landlord and Tenant, respectively, shall determine the fair market rental value of the Premises and the appraisers’ determination of the fair market rental value of the Premises shall be averaged together and such average fair market rental value shall be the Fair Market Rental Value that shall be payable by Tenant beginning on the first day of the Renewal Term as further described herein. For purposes of this Section, Fair Market Rental Value shall be determined taking into consideration the condition of the Premises on the date when the Premises was first offered for lease to the general public. If Tenant does not elect to commence the appraisal process described above, the Option shall lapse, there shall be no further right to renew the Lease Term and this Lease shall automatically terminate at the end of the then-current term. In the event of a dispute regarding the bona fides or rational basis of an appraisal such dispute shall be submitted to the American Arbitration Association in Philadelphia to be determined in accordance with its rules and any specialized rules pertaining to adjudication of real estate appraisal issues.

2

2.          It is agreed that the Prior Amendment, although executed by Tenant as the “Borrower” and by Richard Harriton as the “Lender”, was intended by the parties to have been executed by Hydrogel Design Systems, Inc. as the Tenant under the Original Lease and by Richard Harriton acting on behalf of the Landlord as the president of 2150 Cabot Management Inc., the manager of Landlord. By execution of this Amendment, Landlord and Tenant ratify the Prior Amendment as their respective acts and deeds and agree that the Prior Amendment constitutes a part of the Lease.

3.          Landlord and Tenant confirm that the Original Lease and the Prior Amendment constitute the entire lease, and that there are no other documents or agreements in existence relating in any way to the relationship of Landlord and Tenant in those capacities other than those two (2) documents and, when executed, this Amendment. No other documents shall be part of or affect the Lease.

4.          The Particle Beam Accelerator and associated alterations, improvements and infrastructure (“PBA”) was installed in the Premises by the Tenant, remains the personal property of the Tenant and, along with Tenant’s contents, is insured by Tenant. The PBA will always remain the property of the Tenant, and will be removed entirely from the Premises upon the expiration of the Lease. Any damages or alterations caused or made to the real property of which the Premises is a part either by said installations or their removal will be restored and repaired by Tenant.

5.          Except as expressly modified hereby or to the extent inconsistent herewith, the Lease shall remain in full force and effect in accordance with its terms. Accordingly, tenant agrees that the warrants of attorney to confess judgment against tenant contained in the Original Lease shall apply with full force and effect to the Lease as hereby amended, and TENANT HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA, AND AGREES TO THE FOLLOWING:

3

a.          UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, AS ATTORNEY FOR TENANT, TO APPEAR FOR TENANT IN ANY SUCH COURT IN ANY APPROPRIATE PROCEEDING BROUGHT OR TO BE BROUGHT AGAINST TENANT BY LANDLORD ON THIS LEASE AND THEREIN TO CONFESS JUDGMENT AGAINST TENANT FOR ALL RENT AND SUMS DUE BY TENANT FOR THE UNEXPIRED TERM OF THE LEASE HEREIN TOGETHER WITH COURT COSTS AND REASONABLE ATTORNEYS’ FEES (WHICH FOR PURPOSES OF THIS SUB-SECTION SHALL BE DEEMED REASONABLE IF SUCH FEES ARE LIMITED TO THE GREATER OF THE SUM OF $5,000 OR 7% OF THE AMOUNT THEN DUE AND OWING), AND FOR SO DOING THIS LEASE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

b.          AT ANY TIME AFTER AN EVENT OF DEFAULT HAS OCCURRED, TENANT IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA, AS ATTORNEY FOR TENANT AND TENANT’S SUCCESSORS AND ASSIGNS OR ANY OTHER PERSONS CLAIMING ANY INTEREST UNDER OR THROUGH TENANT, AS WELL AS FOR ALL PERSONS CLAIMING UNDER, BY OR THROUGH TENANT, TO APPEAR FOR TENANT IN AN ACTION OR ACTIONS IN EJECTMENT OR OTHER APPROPRIATE ACTION FOR POSSESSION OF THE DEMISED PREMISES FILED BY LANDLORD OR ANY OWNER OR INTEREST HOLDER OF THE DEMISED PREMISES (WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT ANY STAY OF EXECUTION OR APPEAL) AND IN SUCH ACTION OR ACTIONS TO ADMIT LANDLORD’S SUPERIOR TITLE AND/OR CONFESS JUDGMENT FOR THE RECOVERY BY THE LANDLORD OF POSSESSION OF THE PREMISES, FOR WHICH THIS INSTRUMENT (OR A COPY HEREOF VERIFIED BY AFFIDAVIT OF THE LANDLORD OR ANYONE AUTHORIZED TO MAKE SUCH AFFIDAVIT ON BEHALF OF LANDLORD) SHALL BE A SUFFICIENT WARRANT; WHEREUPON A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF THE DEMISED PREMISES MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, THE TENANT HEREBY RELEASING AND AGREEING TO RELEASE THE LANDLORD AND SAID ATTORNEYS FROM ALL ERRORS AND DEFECTS WHATSOEVER OF A PROCEDURAL NATURE IN ENTERING ANY SUCH ACTION OR JUDGMENT OR IN CAUSING ANY SUCH WRIT OR PROCESS BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, PROVIDED THAT THE LANDLORD SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY A PERSON ON THE LANDLORD’S BEHALF SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF SUCH JUDGMENT ACCORDING TO THE TERMS OF THIS INSTRUMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE PRIMA FACIE EVIDENCE.

4

c.          IT IS HEREBY EXPRESSLY AGREED THAT IF FOR ANY REASON AFTER ANY SUCH ACTION UNDER (a) OR (b) DIRECTLY ABOVE HAS BEEN COMMENCED, THE SAME SHALL BE DISCONTINUED, MARKED SATISFIED OF RECORD OR TERMINATED, OR POSSESSION OF THE DEMISED PREMISES SHALL REMAIN IN OR BE RESTORED TO EITHER TENANT OR ANYONE CLAIMING UNDER, BY OR THROUGH TENANT, THE LANDLORD MAY, WHENEVER AND AS OFTEN AS THE LANDLORD SHALL HAVE THE RIGHT TO TAKE POSSESSION AGAIN OF THE DEMISED PREMISES, BRING ONE OR MORE FURTHER SUCH ACTIONS IN THE MANNER HEREINABOVE SET FORTH TO OBTAIN A MONEY JUDGMENT AND/OR RECOVER POSSESSION OF THE DEMISED PREMISES AND TO CONFESS JUDGMENT THEREIN AS HEREIN ABOVE PROVIDED, AND THE AUTHORITY AND POWER GIVEN ABOVE TO ANY SUCH ATTORNEY SHALL EXTEND TO ALL SUCH FURTHER ACTIONS. THE LANDLORD SHALL HAVE THE RIGHT TO BRING SUCH AN ACTION OR ACTIONS AND TO CONFESS JUDGMENT THEREIN AS HEREINABOVE PROVIDED BEFORE OR AFTER COMMENCING AN ACTION FOR A MONEY JUDGMENT AND/OR POSSESSION AND BEFORE OR AFTER JUDGMENT THEREON OR THEREIN HAS BEEN RECOVERED OR A JUDICIAL SALE OF ALL OR ANY PART OF TENANT’S PROPERTY HAS TAKEN PLACE.

d.          TENANT HEREBY RELEASES LANDLORD AND ANY ATTORNEY OR ATTORNEYS FROM ALL ERRORS, DEFECTS AND IMPERFECTIONS WHATSOEVER IN ENTERING JUDGMENT BY CONFESSION HEREON OR IN ISSUING ANY PROCESS OR INSTITUTING ANY PROCEEDING RELATING THERETO AND HEREBY WAIVES ALL WAIVABLE BENEFITS THAT MIGHT ACCRUE TO TENANT BY VIRTUE OF ANY PRESENT OR FUTURE LAWS INCLUDING WITHOUT LIMITATION THE PROVISIONS OF THE PENNSYLVANIA LANDLORD AND TENANT ACT AND LAWS EXEMPTING THE PREMISES OR TENANT OR PROVIDING FOR ANY STAY OF EXECUTION, EXEMPTION FROM CIVIL PROCESS OR EXTENSION OF TIME.

5

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to Lease to be duly signed the day and year first above written.

LANDLORD:

2150 CABOT LLC
By: 2150 Cabot Management, Inc.

By:	/s/ Richard Harriton
Richard Harriton
President

TENANT:

HYDROGEL DESIGN SYSTEMS, INC.

By:	/s/ Matthew Harriton
Matthew Harriton
President

6